FVIT P2 07/21

SUPPLEMENT DATED JULY 30, 2021

TO THE PROSPECTUS DATED MARCH 1, 2021

OF

FRANKLIN MICROCAP VALUE FUND

(Franklin Value Investors Trust)

The prospectus is amended as follows:

I.  The following is added as the first paragraph under “Fund Summaries – Franklin MicroCap Value Fund” section of the prospectus:

Effective on or about September 1, 2021, the Fund’s definition of “microcap” companies for purposes of its 80% investment policy will change to include companies with a total market capitalization (share price times the number of shares of common stock outstanding) of $1 billion or less, or a total market capitalization within the bottom 40% of the Russell 2000 Value Index (i.e., less than approximately $2 billion as of July 1, 2021), whichever is higher, at the time of purchase.

II. The following is added as the first paragraph under the “Fund Details – Franklin MicroCap Value Fund” section of the prospectus:

Effective on or about September 1, 2021, the Fund’s definition of “microcap” companies for purposes of its 80% investment policy will change to include companies with a total market capitalization (share price times the number of shares of common stock outstanding) of $1 billion or less, or a total market capitalization within the bottom 40% of the Russell 2000 Value Index (i.e., less than approximately $2 billion as of July 1, 2021), whichever is higher, at the time of purchase. The market capitalization range of the bottom 40% of the Russell 2000 Value Index benchmark can change dramatically and at any time.

Please keep this supplement with your prospectus for future reference.

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